                                                                    EXHIBIT 10.1

                              MARINE FUEL AGREEMENT

                  AGREEMENT, dated as of the 6th day of May, 1993 (the "Agreement"), by and between Statia Terminals N.V., a corporation duly incorporated in the Netherlands Antilles, with offices on the island of St. Eustatius, Netherlands Antilles, ("Statia") and ********** a corporation duly incorporated in **********.

                                                RECITALS

A. WHEREAS ********** and Statia (hereinafter collectively referred to as the "Parties" and individually as a "Party" have entered into a certain Storage and Throughput Agreement (the "Storage Agreement"), pursuant to which ********** will store and throughput certain petroleum products described in Section 2 hereof, in and through certain storage facilities leased from Statia at the St. Eustatius, Netherlands Antilles, terminal of Statia (the "Terminal"); and

B. WHEREAS in connection with the Storage Agreement, Statia desires to purchase from ********** certain petroleum products under the terms and conditions set forth in this Agreement.

         THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:

1. Term of Agreement. Subject to the provisions of Section 10 hereof, this Agreement shall commence on May 6, 1993 (the "Term") and shall end at midnight on December 31, 1995.

         If either Party hereto is interested in extending this Agreement, such Party shall so notify the other Party in writing no less than forty five (45) days in advance of the date of termination hereof; in such case, the Parties shall consult promptly with each other to consider the possibility of extending this Agreement.

* Asterisks indicate redacted language that has been granted confidential treatment pursuant to Section 552(b)(4) of the Freedom of Information Act. 5 U.S.C. ss. 552(b)(4) (1996); See 17 C.F.R. ss. 200.80(b)(4)
         (1996).

2.       ********** Responsibility.

         a. ********** will supply to Statia, at Statia's Facility and into **********'s Segregated Storage, ********** (the "Commodity" or "Commodities") as may be agreed to between ********** and Statia in accordance with this Agreement to support certain marketing activities performed by Statia as later described under Section 4 of this Agreement.


                  The Commodities shall comply with the specifications set forth in Attachment A hereto. In the event the Commodities do not comply with said specifications, the Parties shall mutually determine the conditions for disposal of said Commodities.

         b. ********** shall, at its sole expense, be responsible for arranging any inspection services or laboratory testing which may be performed in connection with the delivery of the Commodities to Statia as provided for under Section 2.a above.

3.       ********** Representative.

         ********** may designate, in writing, a representative (the "Representative") who shall consult on behalf of ********** on matters relative to this Agreement.

4.       Activities to be Performed by Statia.

         a. Statia shall blend, market and sell, for its own account and risks, the Commodities received from ********** under this Agreement as bunker fuel (the "Bunker Commodities"), and deliver them to its customers (the "Statia Customers") as Bunker Commodities.

         b. Statia shall provide the required pro forma lab analysis of the Bunker Commodities in order to satisfy the quality requirements of the Statia Customers. All inspection fees associated with the verification of the lab analysis will be for Statia's account.

         c. Statia shall provide insurance coverage of the Equipment (as defined under Section 7.b hereto) and shall contract for Protection and Indemnity (P&I) liability insurance for the Terminal and the Facilities (as defined under the Storage Agreement).

5.       Purchase Price and Payment Terms.

         a. For the purchase of Commodities made by Statia from ********** under this Agreement, Statia shall pay ********** the price set forth under the Commodity Sale Agreement as defined under
                  Section 8.b hereof (the "Purchase Price"), within ********** from the date of actual delivery of and transfer of title to the, Commodities from ********** to Statia. Said Purchase Price shall be equal to the ********** both as defined under
                  Section 7 hereof, and, if applicable, plus or minus, as appropriate, ********** accordance to Section 6.c hereof.

         b. In the event a Statia Customer does not make payment to Statia within the aforementioned ********** period, then Statia shall have an additional ********** to pay any amounts owed to

                  **********. During this additional period, Statia shall pay to ********** interest on the outstanding amounts at a rate per annum equal to ********** on the due date of payment, **********. For purposes of this Agreement, the term
                  **********.

         c. In addition to any other rights which ********** may have under the law or this Agreement, if Statia fails to make timely payment for Commodities sold and delivered, or if Statia's financial capability becomes impaired or unsatisfactory to **********, a guarantee judged satisfactory to ********** shall be delivered by Statia upon demand by **********, who will have the right to suspend deliveries of Commodities hereunder until such payment or guarantee is received.

                  In the event ********** demands a guarantee in the terms described above, and within ********** from the date of said request, Statia does not provide said guarantee or Statia and ********** are unable to agree upon a mutually satisfactory financial arrangement, ********** shall have the right to terminate this Agreement in accordance with the provisions of
                  Section 10.a hereof.

6.       ********** Price.

         a. The term "********** Price" shall mean a price as defined by the formula set forth below (the "********** Price Formula"'):

                                   ************

                  ********** Price for intermediate grades ********** shall be determined pursuant to Attachment C hereto.

                  In the event a price is not published for any ********** Price shall be mutually determined between the Parties by using the
                  **********.

         b. During the Term of this Agreement, the ********** Price for each Commodity shall be recalculated I and implemented every ********** In the event any such ********** is a holiday, the ********** Price shall be recalculated and implemented on the next succeeding business day.

         c. In the event Statia sells a Commodity at a price (the "Sale Price") other than the

                                                     **********

                  Each Sale Price shall be fixed on the date of Statia's sale of the Commodities to the Statia Customers and shall not be subject to change thereafter.


         d. Unless otherwise mutually agreed between the Parties, the ********** Price Formula shall apply for an initial period of ********** (the "Pricing Period"), commencing on May 6, 1993, which Pricing Period shall be automatically renewed for additional ********** periods, unless either party gives written notice to the other requesting a modification of the ********** Price Formula. Said modification notice shall be given no later than ********** in advance of the expiration of the respective Pricing Period.

                  In the event the Parties do not reach a mutually acceptable modification of the ********** Price Formula, either party shall have the right to terminate this Agreement in accordance to the provisions of Section 10.a hereof.

7.       **********.

         a. For the calculation of the ********** Price of the Commodities sold by ********** to Statia under this Agreement, the Parties have established the following **********

                                   **********

                  The ********** are identified in Attachment D hereto incorporated herein by this reference.

         b. As an element of the **********, Statia has included the ********** incurred for the operation of certain marine equipment for the delivery of the Bunker commodities at the Terminal (the "Equipment"), a description of which is set forth under Attachment B hereto. In the event Statia adds marine equipment to the Equipment, or temporarily substitutes or permanently replaces the Equipment, or a portion thereof, with other comparable equipment, or modified the terms of the charter parties entered into regarding the Equipment, or a portion thereof, in particular, with respect to the fees to be paid by Statia under said charterparties, the Parties shall meet to determine whether as a consequence of the above mentioned changes the respective ********** must be adjusted.

         c. The ********** are based on a minimum sales volume of ********** metric tons of bunker fuel per month at the Terminal. In the event the actual sales volume exceeds ********** tons of bunker fuel **********, averaged over **********, or the actual commission paid to bunker brokers is other than the estimated commission costs set forth in Attachment D, the ********** set forth in said Attachment D shall be adjusted at the end of **********. For differences in actual sales volume, the Parties shall use the formula illustrated in Attachment E hereto. For the above mentioned purposes, an ********** reconciliation and, if necessary, an adjustment shall be made to reflect actual sales volume and broker commissions.

         d. Unless otherwise mutually agreed between the Parties, the ********** shall apply for an initial period of May 6, 1993 through December 31, 1993 (the **********) and shall be automatically renewed for additional ********** periods, unless either Party gives written notice to the other requesting a modification of the **********. Said modification notice shall be given no later than ********** in advance of the expiration of the respective **********.

                  In the event the Parties do not reach a mutually acceptable modification to the **********, either Party shall have the right to terminate this Agreement in accordance to the provisions of Section 10.a hereof.

8.       Procedures.

         The following procedures shall apply to all sales of Commodities:

         a. When a sale of Commodities is made by Statia to anyone of the Statia Customers, Statia shall place a purchase order with ********** (the "Purchase Order"), in which Purchase Order Statia shall set forth the composition and volume of the Commodities it wants to purchase from, and have delivered by ********** at the Terminal from **********'s Segregated Storage (as defined under the Storage Agreement).

         b. In the even ********** accepts the sale of the Commodities proposed by Statia, then, upon receipt of the Purchase Order, ********** will issue a confirmation (the "Confirmation/Release"), in which it will declare its acceptance of the sale and authorize Statia to remove from **********'s Segregated Storage located at the Terminal, the composition and volume of the Commodities requested by Statia. The Purchase Order and the Confirmation/Release shall become a Commodity Sale Agreement, which agreement shall regulate the transfer of property and title over the Commodities made by ********** to Statia under this Agreement. A model Confirmation/Release and General Conditions for Commodity Sale Agreement are incorporated herein as Exhibit F.

         c. When actual delivery of the Bunker Commodities is made by Statia to the Statia Customers, Statia shall issue the corresponding bunker delivery receipt (the "Receipt") and bunker invoice (the "Bunker Invoice"), based on the composition and volume of the Bunker Commodities actually delivered and the price to be paid by the Statia Customer for such sale. Statia shall forward to ********** copies of the

                  Receipt and the Bunker Invoice.

         d. Upon receipt of a copy of the Receipt, ********** shall issue an invoice to Statia (the "Invoice"), setting forth the amounts payable by Statia to **********, which amounts shall be calculated in accordance to the provisions of Section 5.a hereof.

         e. A monthly reconciliation of Statia's records of **********'s inventory as well as a recapitulation of all monthly activity will be prepared by Statia for ********** (the "Reconciliation"). Annually during the Term of this Agreement, the inventory as reflected on Statia's records will be confirmed by a physical inventory (the "Inventory Confirmation"), and, if necessary, an appropriate adjustment will be made. Both the Reconciliation and Inventory Confirmation shall be based on a report made by an independent inspection company, which report shall be obtained at Statia's sole expense. The first Inventory Confirmation shall be made twelve (12) calendar months after the starting date of this Agreement unless in the event of an Advance

                  Termination as provided for under Section 10.a hereto, in which event, the appropriate adjustment will be made within thirty (30) days after such termination.

                  Notwithstanding the above, ********** shall have the right to request from Statia information regarding inventories of the Commodities.

                  It is expressly understood between the Parties that this Agreement, including the provisions of the Commodity Sale Agreement referred to under Section 8-b hereof, regulates the sale of Commodities by ********** to Statia, therefore, ********** assume no obligations or liabilities whatsoever with respect to the sale of the Bunker Commodities made by Statia to the Statia Customers. Any rights and obligations arising from said sales are entirely independent from and, except as specifically established under Section 5.b hereof, shall not be affected by any sales of Commodities as Bunker Commodities which may be made by Statia to Statia Customers after having acquired title to the Commodities from
                  **********.

9.       Taxes and Duties.

         a. Statia shall pay directly to the appropriate Government or other authorities in St. Eustatius or the Netherlands Antilles any and all taxes, levies, imposts, duties, fees and/or charges (hereinafter referred to as "taxes") which may be imposed on ********** by the Island Government of St. Eustatius or the Government of the Netherlands Antilles (the

                  "Governments") as a consequence of the performance by Statia of the activities contemplated by this Agreement and any and all liabilities for taxes with respect thereto. Statia shall indemnify and hold ********** free and harmless from any liability for taxes with respect to the delay or failure by Statia to pay any such taxes, together with any interests, penalties and expenses in connection therewith. Statia shall have the right to contest these taxes, either before or after payment, so long as Statia holds ********** harmless from any penalties, interest and increased taxes that may result from such a contest. Upon receipt of notice from ********** of any asserted liability for taxes, Statia shall at its own cost assume full responsibility for the defense against or settlement of any such liability, and ********** shall cooperate with Statia by providing such witnesses, documents and other assistance as Statia may reasonably request.

         b. If any taxes are required by law to be deducted or withheld from any amount payable by Statia to ********** hereunder, Statia will increase the sum of any such amount payable to ********** to the extent necessary in order that the net amount received by **********, after deduction of all taxes required to be deducted or withheld with respect to such payment and any other taxes payable by ********** with respect to the amount of any such increase, will equal the full amount due and payable to
                  **********.

         c. In the event Statia pays any taxes as provided herein or makes any deductions or withholdings from amounts paid hereunder, Statia shall forward to ********** copies of official receipts or other evidence acceptable to ********** establishing payment of such amounts.

         d. Notwithstanding any other provision of this Agreement, any Commodity Sale Agreement, or the Storage Agreement, including, but not limited to Sections 9.a, 9.b or 9.c hereof, in no event shall Statia be liable to pay:

                  1. any taxes, including income taxes, which may be imposed on ********** by virtue of any trading activities which are not covered by the terms of this Agreement, whether or not such trading results from the use of the Terminal as provided under the Storage Agreement;

                  2. any income taxes which may be imposed on ********** by any governmental or other authorities, including, but not limited to, the Governments; or

                  3.       any applicable port fees, fees for berthing services,

                           anchorage and waterway usage fees and dock charges (the "Fees") incurred for delivery of the Commodities at the Terminal. In the event the delivery of the Commodities is performed by vessels other than vessels owned or operated by ********** payment of the applicable Fees shall be paid by the agent or owner of the respective vessel.

         e. Notwithstanding any other provision of this Section 9, in the event either Party become liable for payment of any one of the taxes referred to under this Section (excluding the taxes referred to under this Section 9.d.1 and 9.d.3 hereof), upon written notice from the affected Party, the Parties shall meet to determine whether the economic terms of this Agreement are to be amended. In the event the Parties do not reach an agreement concerning the necessity of any such amendment, either Party shall have the right to terminate this Agreement in accordance with Section 10.a hereof.

10.      Termination

         a. Advance Termination. In the event of the existence of any conditions specified in any one of Sections 5.c, 6.d, 7.d, or 9.e hereof, this Agreement shall terminate in the following manner:

                  1. With regard to disagreements related to Sections 6.d or 7.d (except with regard to changes to the Equipment pursuant to Section 7.b), upon the expiration of the respective Pricing Period

                  2. With regard to disagreements related to Section 7.d (but only with regard to changes to the Equipment pursuant to Section 7.b), or 9.e, sixty (60) days after notice of Advance Termination given by either Party to the other.

                  3. In the event of Statia's failure to provide ********** with the guarantee requested pursuant to
                           Section 5.c hereof or disagreement between the Parties concerning a mutually satisfactory financial arrangement as provided for in said section, the Agreement shall terminate immediately upon notice of Advance Termination given to Statia by **********.

         b. This Agreement shall also terminate immediately upon the termination of the Storage Agreement.

         c. Upon expiration of the term of this Agreement or upon any Advance Termination, this Agreement shall be of no further force and effect, except for the rights and obligations which became vested prior to such termination, including

                  **********'s right to demand and obtain payment of any amounts outstanding owed by Statia for Commodities delivered by ********** prior to the termination of this Agreement.

                  In any event, the Parties shall agree to the disposition of the Commodities remaining at the Terminal as of the date of termination of this Agreement.

11.      Force Majeure

         a. Neither ********** nor Statia shall be liable for failure to perform any or all of the provisions of this Agreement if performance has been delayed, hindered or prevented by reason of any cause beyond the reasonable control of ********** or Statia, as the case may be, even though the affected Party exercised due diligence. The expression "cause beyond the reasonable control of ********** or Statia" shall be deemed to include, for example: wars, hostilities, public enemy or belligerent's actions, sabotage, blockade, revolutions, insurrections, riots or commotions; acts of God: fires, frost or ice, earthquakes, storms, lightning, tidal wave or perils of the sea; navigational accidents, vessel damages or breakdowns, loss of tanker due to sinking, by belligerent's or governmental confiscations, with or without formal requisition; accidents or closing of ports, docks, dams, channels, river beds; strikes or agreements among workers, lockouts or other labor disturbances; explosions or accidents caused by fires or other causes to: wells, pipelines, storage deposits, refinery facilities, machinery or other facilities, and also included are faults or omissions caused or due to: expropriation, requisition, confiscation or nationalization; embargoes; export or import restrictions, or restrictions of production, rationing or allocation of same, whether imposed by law, decree or regulation by insistence, request or instructions of any governmental authority or organization owned or controlled by any government, or by any person purporting to represent a government, to the interference, restriction or onerous regulations imposed by any governmental authority to whose jurisdiction any of the Parties is subject to, whether civil or military, legal or de facto, or which purports to act under any Constitution, Decree, Act or otherwise. Notwithstanding the above, Statia shall not be released from its obligation to make payments for Commodities purchased from ********** under this Agreement.

         b. Any of the Parties may terminate this Agreement by written notice to the other, if an of the aforementioned circumstances persists during ninety (90) consecutive days. Said notice must be given to the other Party at least thirty (30) days before the effective date of termination.


12.      Entire Agreement

         a. This Agreement and its respective Attachments, which are incorporated herein by this reference set forth the entire agreement and understanding between the Parties with respect to the transactions contemplated hereby and supersedes all prior agreements, arrangements and understandings relating the subject matter hereto, including a certain Letter of Agreement entered into on July 13, 1990.

13.      Governing Law and Arbitration

         a. This Agreement shall be governed by and construed in accordance with the laws of the Netherlands Antilles.

         b. Any dispute, controversy or claim arising out of or related to this Agreement, or to the breach, termination of invalidity thereof which cannot be amicably settled between the Parties, shall be finally settled by arbitration in accordance with the UNICITRAL Arbitration Rules in effect on the date of this Agreement. The appointing authority shall be the American Arbitration Association.

                  The arbitration case shall be administered by the American Arbitration Association in accordance with its "Procedure for Cases under the UNICITRAL Arbitration Rules." The arbitration shall be conducted in the city of New York, State of New York, United States of America, in the English language.

                  The award of the arbitrator(s) shall be final and binding on the Parties. Judgment upon any award rendered may be entered in any court having jurisdiction thereof or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be.

STATIA TERMINALS N.V.                              **********

By
  ------------------------

Title:
      --------------------

                                                                    ATTACHMENT A

                             Product Specifications

                                   **********

                                                                    ATTACHMENT B

                         DESCRIPTION OF MARINE EQUIPMENT

a.       Barges

         Barge "St. Thomas"         28,620 bbls. fuel oil
                                     4,380 bbls. gas oil
                                    --------------------
                                    33,000 bbls. Total

         Barge "Statia Trader"      17,315 bbls. fuel oil
                                       685 bbls. gas oil
                                    --------------------
                                    18,000 bbls. Total

         The barges are both American flag, American Bureau of Shipping load line, "ocean" certified and equipped with volumetric metering and in-line blending capability.

b.       Tug Boats. Statia has on charter two oceangoing tug boats, the "Antonio
         T. Gambarella" and the "Jennifer L. Boudreaux" which are operated at the Terminal with fuel provided by Statia.

                                                                    ATTACHMENT C

                                   **********

                                                                    ATTACHMENT D

                                   **********

                                                                    ATTACHMENT E

                                   **********

                                                                       EXHIBIT F

                                     PART 1

                     MODEL TELEX FOR SALES OF COMMODITIES TO
                              STATIA TERMINALS N.V.

                  CONFIRMATION/RELEASE COMMODITY SALE AGREEMENT

         REFERENCE IS MADE TO PURCHASE ORDER NUMBER _____________ ISSUED ON ___________ BY YOUR GOODSELVES. PURSUANT TO SECTION 8.b OF THE MARINE FUEL AGREEMENT ENTERED INTO AS OF MAY 6, 1993 BETWEEN OUR COMPANY AND YOUR GOODSELVES, ********** IS HEREBY PLEASED TO CONFIRM OUR AGREEMENT FOR THE PURCHASE/SALE OF COMMODITIES AND AUTHORIZES STATIA TERMINALS N.V. FOR THE WITHDRAWAL FROM **********'S DEDICATED STORAGE CAPACITY AT THE ST. EUSTATIUS TERMINAL OF STATIA TERMINALS N.V., THE VOLUME AND QUALITY OF COMMODITIES HEREIN REFERRED TO, UNDER THE TERMS AND CONDITIONS SET FORTH BELOW:

1.       SELLER:  **********

                  ADDRESS OF SELLER:

                  --------------------------------------------------

                  --------------------------------------------------

                  --------------------------------------------------

                  TELEX NUMBER:
                                ------------------------------------

                  ATTN:  NAME AND INDICATOR OF MANAGER

                                                                       EXHIBIT F
                                                                          Page 2

2.       BUYER: STATIA TERMINALS, N.V.:
                  ADDRESS OF BUYER:

                  --------------------------------------------------

                  --------------------------------------------------

                  --------------------------------------------------

                  TELEX NUMBER:
                                ------------------------------------

                  ATTN:  NAME AND CONTACT PERSON AT STATIA


3.       DELIVERY PERIOD:

         (INSERT DELIVERY WINDOW SET FORTH IN THE PURCHASE ORDER)

4.       PRODUCT AND SPECIFICATIONS:

         4.1       COMMERCIAL NAME OF THE COMMODITY (FOR FUEL OIL)

                   SPECS         MIN-MAX          UNIT         METHOD

                   -------       ---------        ------       -------

         4.2       COMMERCIAL NAME OF THE COMMODITY (FOR DILUENTS)

                   SPECS         MIN-MAX          UNIT         METHOD

                   -------       ---------        ------       -------

5.       QUANTITY:

         5.1       COMMERCIAL NAME OF THE COMMODITY (FOR FUEL OIL)
                   DELIVERED QUANTITY:

         5.2       COMMERCIAL NAME OF THE PRODUCT (FOR DILUENTS).
                   DELIVERED QUANTITY:

                                                                       EXHIBIT F
                                                                          Page 3

6.       DESTINATION

         6.1       COMMERCIAL NAME OF THE PRODUCT (FOR BOTH FUEL OIL &
                   DILUENTS)

                   END USE: MARINE BUNKERS

                   SELLER AGREES TO ENTER INTO THIS CONTRACT, BASED ON BUYER'S EXPRESSLY UNDERTAKING TO DESTINE THE COMMODITIES TO THE END USE PREVIOUSLY INDICATED.

                   BUYER MAY NOT MODIFY THE END USE STIPULATED ABOVE, UNLESS SELLER'S WRITTEN CONSENT IS ISSUED NO LATER THAN SEVEN (7) DAYS PRIOR TO DELIVERY OF THE COMMODITIES.

7.       PRICE:

         SET FORTH SALE PRICE OF THE COMMODITY AS PER SECTION 8.d OF THE MARINE FUEL AGREEMENT.

8.       PAYMENT TERMS:

         SUBJECT TO THE PROVISIONS OF SECTION 5 OF THE MARINE FUEL AGREEMENT,

         PAYMENT SHALL BE EFFECTED INTO SELLER'S BANK ACCOUNT AS PER SELLER'S TELEX INVOICE INSTRUCTIONS.

         PAYMENT TO BE MADE IN (UNITED STATES DOLLARS) SAME DAY FUNDS WITHIN 30 DAYS FROM THE DATE OF DELIVERY OF THE COMMODITIES TO STATIA.

                                                                       EXHIBIT F
                                                                          Page 4

         ONLY AT BUYER'S WRITTEN REQUEST SELLER SHALL GRANT AN ADDITIONAL 30 DAYS FOR PAYMENT SUBJECT TO INTEREST PAYMENT AS PER SECTION 5 OF THE MARINE FUEL AGREEMENT IN WHICH CASE PAYMENT BY BUYER SHALL BE DUE WITHIN 60 DAYS FROM THE DATE OF DELIVERY. IN THE EVENT OF FAILURE TO PAY THE PURCHASE PRICE IN THE MANNER PROVIDED ABOVE, STATIA SHALL PAY INTEREST FOR DELAYED PAYMENT IN ACCORDANCE TO THE PROVISIONS OF CLAUSE 4 OF THE GENERAL CONDITIONS OF THIS COMMODITY SALE AGREEMENT.

         WHENEVER THE DUE DATE FOR PAYMENT FALLS ON SATURDAY, SUNDAY OR BANK HOLIDAY IN THE CITY OF NEW YORK, U.S.A., PAYMENT SHALL BE EFFECTED ON THE PRECEDING WORK DAY.

9.       DELIVERY PORT(S):

         ST. EUSTATIUS TERMINAL OF STATIA TERMINALS, N.V.

10. ALL OTHER TERMS AND CONDITIONS AS PER ********** GENERAL CONDITIONS FOR SALES OF COMMODITIES, WHICH BUYER HAS RECEIVED AND DECLARES TO KNOW AND ACCEPT.

11.      NOTES & COMMENTS OF INTEREST (IF APPLICABLE)

                                                                       EXHIBIT F
                                                                          Page 5

                                     PART 2
                               GENERAL CONDITIONS
                            COMMODITY SALE AGREEMENT

                                    CLAUSE 1
                    RELATIONSHIP TO THE MARINE FUEL AGREEMENT

         These General Conditions of Sale of Commodities, together with the Confirmation/Release issued by Seller pursuant to Section 8.b of a certain Marine Fuel Agreement entered into between Buyer and Seller as of May 6, 1993 (the "Marine Fuel Agreement"), are deemed to be part of said Marine Fuel Agreement, and shall regulate the Sale of Commodities by Seller to Buyer under said Agreement.

                                    CLAUSE 2
                       QUANTITY AND QUALITY OF COMMODITIES

2.1 Seller agrees to deliver and sell to Buyer and Buyer agrees to receive and purchase from Seller the Quantity and Quality of Commodities referred to under the Confirmation/Release issued by Seller for each particular parcel of commodities.

2.2 Disclaimer of Warranties: THERE ARE NO GUARANTEES OR WARRANTIES EXPRESSED OR IMPLIED OF MERCHANTABILITY, FITNESS OR SUITABILITY OF THE COMMODITIES FOR ANY PARTICULAR PURPOSE OR USE OR OTHERWISE, WHICH EXTEND BEYOND THE DESCRIPTION OF THE COMMODITIES CONTAINED IN THE CONFIRMATION-RELEASE ISSUED BY SELLER FOR EACH PARTICULAR PARCEL OF COMMODITIES.

                                                                       EXHIBIT F
                                                                          Page 6

                                    CLAUSE 3
                                      PRICE

3.1 BUYER shall pay SELLER the amount that results from applying the Price specified in the Confirmation/Release as calculated under Section 5.a of the Marine Fuel Agreement to the quantity of Commodities certified as delivered in accordance with Section 8.c of the Marine Fuel Agreement.

                                    CLAUSE 4
                                     PAYMENT

4.1 Unless otherwise agreed between BUYER and SELLER, payment shall be made as specified in the Confirmation/Release in net cash without discount, allowance, retention or reduction. SELLER's invoice to BUYER may be sent by telegram, cable or telex.

4.2 In the event that SELLER, at any time, extends credit to BUYER, such extension of credit shall be granted in writing, either in the Confirmation/Release, or in a separate document. Said credit shall be subject to the terms and conditions therein stated.

4.3 Any invoice for which payment is not received by SELLER, by the due date thereof, shall bear interest at the rate of one percent (1%) per month, plus 0.5% service charge per month; (however, such interest and/or service charge(s) shall be adjusted in accordance with changes established by Act(s), Decree(s) and/or Regulation(s) on the subject); or the Prime Rate (as defined previously in 5.b of the Marine Fuel Agreement) on the due date for payment, divided by 12, whichever is

                                                                       EXHIBIT F
                                                                          Page 7

         the higher, calculated on a thirty (30) days per month basis from such due date until payment is received. Nothing contained herein shall limit any of SELLER's rights specified in Clause 8 hereof.

4.4 Payment for all commodities sold hereunder shall be made by BUYER to SELLER in the currency and at the place or places established in the Confirmation/Release or in accordance with SELLER's requirements. In the event that SELLER requires payment in a currency other than that established in said Confirmation/Release, the rate of exchange applied shall be the buying rate in effect in the place of payment, on the due date of such payment.

                                    CLAUSE 5
                             DELIVERY - TITLE - RISK

5.1 Save and except for any agreement to the contrary between the Parties deliveries of commodities pursuant to this Contract shall be made in accordance to the provisions of the Confirmation/Release sent by SELLER to BUYER.

5.2      Title to and risk on the Commodities shall pass from SELLER to BUYER:

         a) If the Commodities are sold in bulk, as they pass the vessel's or barge's permanent flange connection of the delivery hose at the St. Eustatius port.

         b) If the Commodities are sold by drum, as they pass the vessel's rail at the St. Eustatius port.

                                                                       EXHIBIT F
                                                                          Page 8


                                    CLAUSE 6
                                 INTERPRETATION

6.1 Failure by either Party to take action against the other in case of the other Party's noncompliance with obligations or conditions set forth in this Contract, shall not be interpreted as a waiver to take action for a subsequent noncompliance of the same or other obligations or conditions.

6.2 In no case, shall claims between the Parties for indirect, incidental or consequential damages be allowed.

                                    CLAUSE 7
                                 APPLICABLE LAW

         All matters related to the validity, interpretation or compliance of this Contract shall be governed by the laws of the Netherlands Antilles.

                                    CLAUSE 8
                                     BREACH

         In case of failure of SELLER or BUYER to comply with any obligations assumed under this Contract, the other Party may, without prejudice to any other rights or recourse available to it, consider such failure as a breach of this Contract and terminate same, or unilaterally suspend its performance until such failure is corrected, and in both cases, may claim damages for the breach of this Contract.

                                                                       EXHIBIT F
                                                                          Page 9

                                    CLAUSE 9
                                  MODIFICATION

         This Contract may only be modified by a document duly executed by both Parties.

         The Present Contract is composed of the Purchase Order issued by BUYER, Confirmation/Release issued by SELLER in response to said Purchase Order and by these GENERAL CONDITIONS OF SALE OF COMMODITIES, and by the following attachments:

         This Contract is executed in ___________( ) identical originals, at __________, on the ____ day of ____________, 19__.



--------------------------------                --------------------------------